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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                 June 5, 2000           (April 14, 2000)
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                Date of Report (Date of earliest event reported)


                        American Soil Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


           000-22855                                     86-0671974
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     (Commission File Number)                (IRS Employer Identification No.)


             215 North Marengo Avenue, Suite 110, Pasadena CA 91101
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                                 (619) 521-8547
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                    (Address of principal executive offices)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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     American Soil Technologies, Inc. hereby files this Amendment No. 1 to its
Current Report on Form 8-K, filed with the Commission on April 14, 2000, to submit the letter from former accountant required to be set forth in Item 4, which information is attached hereto as Exhibit 99.1.

     American Soil Technologies, Inc. also files this Amendment No. 1 to its Current Report on Form 8-K, filed with the Commission on April 14, 2000, to report that the formers accountant's report on the financial statements of New Directions Manufacturing, Inc., predecessor in interest of American Soil Technologies, Inc., for the Fiscal year ended June 30, 1999, contained a going concern opinion.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 5, 2000                     American Soil Technologies, Inc.


                                         By: /s/ Neil C. Kitchen
                                             ----------------------------
                                             Neil C. Kitchen
                                         Its: C.E.O., President, Director






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                                INDEX TO EXHIBITS


Exhibit Number    Description
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99.1              Letter from Former Accountant